SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):              May 30, 1997
                                                 --------------------------


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                      (re: EQUICREDIT FUNDING TRUST 1997-A)
        (Exact name of registrant as specified in governing instruments)


   Delaware            333-20675                                  59-3446547
(State or other        (Commission File                           (IRS Employer
jurisdiction of        Number)                                    Identification
organization)                                                     No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida                32256-0505
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:   (904) 987-5000



          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2





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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                 Sequentially
Exhibit                                                            Numbered
Number                    Exhibit                                     Page

+  1.1 (A)    Underwriting Agreement dated as of May 22, 1997               5
              among EQCC Asset Backed Corporation, EQCC
              Receivables Corporation, Salomon Brothers Inc, Lehman
              Brothers Inc. and Prudential Securities Incorporated

+  1.1 (B)    Representations Letter dated as of May 22, 1997`             32
              among EquiCredit Corporation of America, EquiCredit
              Corporation/Ala. & Miss., California/EquiCredit
              Corporation, EquiCredit Corporation of In., EquiCredit
              Corporation of Pa., EquiCredit Corporation of SC,
              Salomon Brothers Inc, Lehman Brothers Inc. and
              Prudential Securities Incorporated

+  4.1 (A)    Pooling and Servicing Agreement, dated as of May 1,          47
              1997, among EquiCredit Corporation of America, as Servicer,
              EQCC Asset Backed Corporation, EQCC Receivables
              Corporation and First Bank National Association, as Trustee

+ 10.1        Transfer Agreement dated as of May 1, 1997                  365
              among EquiCredit Corporation of America, EquiCredit
              Corporation/Ala. & Miss., California/EquiCredit
              Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit Corporation of SC, EQCC
              Asset Backed Corporation and EQCC Receivables
              Corporation


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+ 10.3        Custodial Agreement dated as of May 1, 1997 among            620
              EquiCredit Corporation of America, EquiCredit
              Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit Corporation of SC, EQCC Receivables
              Corporation, EQCC Asset Backed Corporation, First Bank
              National Association, as Trustee, and BankBoston, N.A., as Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EQCC RECEIVABLES CORPORATION


June    , 1997                        By:    /s/ Terence G. Vane, Jr.
                                           ----------------------------
                                           Terence G. Vane, Jr., Vice President


                                      EQCC ASSET BACKED CORPORATION


June    , 1997                        By:    /s/ Terence G. Vane, Jr.
                                            ----------------------------
                                            Terence G. Vane, Jr., Vice President

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